SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report: January 13, 2005

BSI2000, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28287	88-0418749
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12600 West Colfax Avenue, Suite B-410
Lakewood, Colorado 80215
(Address of principal executive offices)

(303)-231-9095
(Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On January 5, 2005, BSI2000, Inc., a Delaware corporation (“BSI”), entered into an Indemnification Agreement for Directors, Officers and Fiduciaries with each of Richard A. Kirk, Jack Harper, and Bernhard Nann, the current members of BSI’s Board of Directors (the “Agreements”). BSI entered into the Agreements so as to provide its directors with greater clarity as to their right to obtain indemnification from BSI for certain actions they might take in their capacity as members of BSI’s Board of Directors.

Item 9.01. Financial Statements and Exhibits

    (a)  Not applicable

    (b)  Not applicable

    (c)  Exhibits (see below)

Exhibit Number	Description	Location
10.30	Form of Indemnification Agreement for Directors, Officer and Fiduciaries of BSI2000, Inc.	Provided herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSI2000, INC.

Dated: January 13, 2005	By: /s/ Jack Harper
Name: Jack Harper
Its: President

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